SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 7, 1997

CONTINENTAL AMERICAN TRANSPORTATION, INC.
         Exact name of Registrant as specified in charter)

Colorado              0-18729           84-1089599
(State or other       (Commission       (IRS employee
jurisdiction of       file number)       identification
incorporation                             no.)

   495 Lovers Lane Road, Calhoun, Georgia          30701
--------------------------------------------------------
     (Address of principal executive office)     Zip Code

Registration telephone number, including area code: (706) 629-8682













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Item 8.           Change in Fiscal Year.

                  Registrant's Board of Directors has authorized a change in its fiscal year from June 30th to December 31st. Accordingly, Registrant's management will prepare an annual report on Form 10-KSB for the 6-month period ended December 31, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CONTINENTAL AMERICAN TRANSPORTATION, INC.



                                  By: s/Erik Bailey
                                     Erik Bailey, Vice President
                                     and Chief Financial Officer

Dated:  February 11, 1997



























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